UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):             October 12, 2006

SABRE HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12175	75-2662240
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3150 Sabre Drive
Southlake, Texas 76092
(Address of Principal Executive Offices)  (Zip Code)

(682) 605-1000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 12, 2006, Sabre Holdings Corporation (the “Company”) held a previously announced Webcast (“October 12th Webcast”) that was broadly accessible to the public and during which the Company announced preliminary expectations regarding its diluted earnings per share for the third quarter ended September 30, 2006.  An excerpt from the October 12th Webcast script which contains those third quarter preliminary expectations is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 7.01.  REGULATION FD DISCLOSURE

During the October 12th Webcast, the Company affirmed its outlook for its 2006 financial performance and provided information regarding its outlook for 2007.  A copy of the script used in the October 12th Webcast is furnished with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by this reference.

During the October 12th Webcast, the Company utilized the non-GAAP financial measures and other items discussed in the attached Appendix A, which is incorporated herein by this reference. Appendix A also contains statements of the Company’s management regarding the use and purposes of the non-GAAP financial measures utilized in the October 12th Webcast.  In addition, Appendix A contains a reconciliation of the non-GAAP financial measures discussed in the October 12th Webcast to the most directly comparable GAAP financial measures.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibit List

Exhibit	Description
99.1	Excerpt from Script of Webcast held on October 12, 2006 containing preliminary expectations for the third quarter ended September 30, 2006.

99.2	Script of Webcast held on October 12, 2006.

All of the information furnished in Items 2.02, 7.01 and 9.01 of this report and the accompanying appendix and exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

A digitized replay of the entire October 12th Webcast will be accessible for one year on the Company’s Website at www.sabre-holdings.com/investor.  Neither the October 12th Webcast nor the content on the Company’s Website is incorporated herein by reference or considered a part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION

By:	/s/ James F. Brashear
James F. Brashear
Corporate Secretary

Dated:    October 12, 2006

Appendix A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO GAAP FINANCIAL MEASURES AND OTHER ITEMS

Sabre Holdings Corporation (the “Company”) occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe the non-GAAP measures provide investors with a better baseline for modeling the Company’s future earnings expectations. Our management uses these non-GAAP measures for the same purpose. We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. We have provided definitions below for certain non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to investors. In addition, we have provided tables to reconcile some of the non-GAAP financial measures utilized to GAAP financial measures.  Beginning in 2006, the Company will adjust for all stock compensation expense recognized in accordance with FAS 123R, including option expense and expense related to restricted shares. The Company believes adjusting for all equity compensation expense is appropriate, as it is a non-cash expense, and adjusting is consistent with the practice of most of our competitors. As a result, the non-GAAP financial measures reported for 2006 will not be directly comparable to non-GAAP financial measures reported for periods prior to 2006. We have included in this Appendix definitions both for non-GAAP financial measures used for 2005 and for 2006.

NON-GAAP FINANCIAL MEASURES FOR 2005

ADJUSTED SEGMENT EBITDA

We define Adjusted Segment EBITDA as GAAP operating income before depreciation and amortization for each of our business segments. We calculate Adjusted EBITDA Margin for each of our business segments by dividing Adjusted Segment EBITDA by segment revenue. Our management feels that reporting Adjusted Segment EBITDA will help satisfy the requests of our investors for additional information regarding business segment performance. In addition, our management believes that utilizing (and intends to utilize) Adjusted Segment EBITDA as a supplemental measure in the evaluation of our business segments by providing additional insight into the performance of our individual business segments and their ability to contribute to future debt service, capital expenditures and working capital requirements of the Company. Adjusted Segment EBITDA is not a financial measure under GAAP. Accordingly, it should not be considered in isolation or as a substitute for GAAP operating income for our business segments. When evaluating Adjusted Segment EBITDA, investors should consider, among other factors, (i) increasing or decreasing trends in Adjusted Segment EBITDA, and (ii) whether Adjusted Segment EBITDA has remained at positive levels historically. We provide a reconciliation of Adjusted Segment EBITDA to GAAP operating income for each business segment, as our segments do not have GAAP net income. Because Adjusted Segment EBITDA excludes some, but not all, items that affect operating income and may vary among companies, the Adjusted Segment EBITDA presented by the Company may not be comparable to similarly titled measures of other companies. Similar considerations apply to the use of Adjusted EBITDA Margin for a business segment.

ADJUSTED OPERATING INCOME

This measure consists of GAAP Operating Income for the period, adjusted for the items detailed in the related reconciliation. Our management uses this measure to analyze the results of the Company (or, as applicable, the results of one of the Company’s business units) and to make operational and investment decisions, as we believe it provides consistency and comparability in our financial reporting. We provide it in order to enable investors to more thoroughly evaluate our current performance as compared to past performance because items such as stock compensation and intangible amortization from merger and acquisition activity will change periodically (e.g. completion of an intangible asset’s useful life, completion of a stock option’s vesting cycle or forfeiture of a stock option), and therefore can be episodic in nature and can obscure our core operating results and skew projections. Consequently, we believe adjusted operating income accurately represents our core operating results and provides a better baseline for modeling future operating earnings expectations. Adjusted operating income does not provide a complete position of our results of operations, as the historical items listed in the related reconciliation are included in operating income presented under GAAP. Therefore a review of operating income on both a non-GAAP basis and GAAP basis should be performed to get a complete view of our results on both a historical basis and on a basis of what we believe to be a better representation of our business in the future. We provide a reconciliation of Adjusted Operating Income to GAAP Operating Income.

NON-GAAP FINANCIAL MEASURES FOR 2006

ADJUSTED EBITDA

We define Adjusted EBITDA as GAAP net income before income taxes, minority interest, other income (expense), net, interest income and expense, stock compensation expense and depreciation and amortization. Because this measure includes minority interest, other income (expense), net, and stock compensation expense, we call this measure Adjusted EBITDA. We calculate Adjusted EBITDA Margin by dividing Adjusted EBITDA by Company revenue. Our management uses Adjusted EBITDA as a supplemental measure in the evaluation of our businesses and believes that Adjusted EBITDA provides a meaningful measure of our ability to meet our future debt service, capital expenditures and working capital requirements. Adjusted EBITDA is not a financial measure under GAAP. Accordingly, it should not be considered in isolation or as a substitute for net income, operating income, cash flow provided by (used in) operating activities or other income or cash flow data prepared in accordance with GAAP. When evaluating Adjusted EBITDA, investors should consider, among other factors, (i) increasing or decreasing trends in Adjusted EBITDA, (ii) whether Adjusted EBITDA has remained at positive levels historically, and (iii) how Adjusted EBITDA compares to levels of interest expense. We provide a reconciliation of Adjusted EBITDA to GAAP Net Earnings. Because Adjusted EBITDA excludes some, but not all, items that affect net income and may vary among companies, the Adjusted EBITDA presented by the Company may not be comparable to similarly titled measures of other companies. Similar considerations apply to the use of Adjusted EBITDA Margin. Although we believe that Adjusted EBITDA may provide additional information with respect to our ability to meet our future debt service, capital expenditures and working capital requirements, our functional or legal requirements may require us to utilize available funds for other purposes.

ADJUSTED SEGMENT EBITDA

We define Adjusted Segment EBITDA as GAAP operating income before stock compensation expense, depreciation and amortization for each of our business segments. We calculate Adjusted EBITDA Margin for each of our business segments by dividing Adjusted Segment EBITDA by segment revenue. Our management feels that reporting Adjusted Segment EBITDA will help satisfy the requests of our investors for additional information regarding business segment performance. In addition, our management believes that utilizing (and intends to utilize) Adjusted Segment EBITDA as a supplemental measure in the evaluation of our business segments by providing additional insight into the performance of our individual business segments and their ability to contribute to future debt service, capital expenditures and working capital requirements of the Company. Adjusted Segment EBITDA is not a financial measure under GAAP. Accordingly, it should not be considered in isolation or as a substitute for GAAP operating income for our business segments. When evaluating Adjusted Segment EBITDA, investors should consider, among other factors, (i) increasing or decreasing trends in Adjusted Segment EBITDA, and (ii) whether Adjusted Segment EBITDA has remained at positive levels historically. We provide a reconciliation of Adjusted Segment EBITDA to GAAP operating income for each business segment, as our segments do not have GAAP net income. Because Adjusted Segment EBITDA excludes some, but not all, items that affect operating income and may vary among companies, the Adjusted Segment EBITDA presented by the Company may not be comparable to similarly titled measures of other companies. Similar considerations apply to the use of Adjusted EBITDA Margin for a business segment.

NET EARNINGS, EXCLUDING ADJUSTING ITEMS (ADJUSTED NET EARNINGS)

This measure consists of GAAP Net Earnings for the period, adjusted for the items detailed in the related reconciliation. Adjusting items can include stock compensation and amortization of intangible assets from merger and acquisition activity, net of applicable taxes and minority interests. We use this measure to analyze the results of the Company and to make operational and investment decisions, as we believe it provides consistency and comparability in our financial reporting. We provide it in order to enable investors to more thoroughly evaluate our current performance as compared to past performance, because items such as stock compensation and intangible amortization from merger and acquisition activity will change periodically (e.g. completion of an intangible asset’s useful life, completion of a stock option’s vesting cycle or forfeiture of a stock option), and therefore can be episodic in nature and can obscure our core operating results and skew projections. Consequently, we believe Adjusted Net Earnings more accurately represents our core operating results and provides a better baseline for modeling future earnings expectations. Adjusted Net Earnings does not provide a complete position of our results of operations, as the historical items excluded in the related reconciliation are included in net earnings presented under GAAP. Therefore a review of net earnings on both a non-GAAP basis and GAAP basis should be performed to get a comprehensive view of our results. We provide a reconciliation of Adjusted Net Earnings to GAAP Net Earnings.

DILUTED EARNINGS PER SHARE (EPS), EXCLUDING ADJUSTING ITEMS

This non-GAAP financial measure is defined as the portion of the Company’s GAAP Net Earnings assigned to each share of stock, excluding the adjusting items described by us in the related reconciliation. We use this measure to analyze the results of the Company and to make operational and investment decisions, as we believe it provides consistency and comparability in our financial reporting. We provide it in order to enable investors to more thoroughly evaluate our current performance as compared to past performance, because items such as stock compensation expense and intangible amortization from merger and acquisition activity will change periodically (e.g. completion of an intangible asset’s useful life, completion of a stock option’s vesting cycle or forfeiture of a stock option), and therefore can be episodic in nature and can obscure our core operating results and skew projections. Consequently, we believe diluted EPS, excluding adjusting items, more accurately represents our core operating results and provides a better baseline for modeling future earnings expectations. Diluted EPS, excluding adjusting items, does not provide a complete position of our results of operations, as the historical items excluded in the related reconciliation are included in diluted EPS presented under GAAP. Therefore a review of diluted EPS on both a non-GAAP basis and GAAP basis should be performed to get a comprehensive view of our results. We provide a reconciliation of diluted EPS, excluding adjusting items, to GAAP diluted EPS.

FREE CASH FLOW

We calculate free cash flow as the difference between cash provided by (used in) operations and additions to property and equipment. Our management believes that free cash flow is a useful indicator in evaluating the overall financial performance of the Company and its ability to repay debt, make future investments, pay dividends and buy back common stock. Free cash flow is not a financial measure under GAAP. Free cash flow may not be comparable to other similarly titled measures of other companies, and should not be considered in isolation or as a substitute for net income, operating cash flow or any other financial measure prepared in accordance with GAAP. When evaluating free cash flow, investors should consider, among other factors, increasing or decreasing trends in free cash flow and whether free cash flow has remained at positive levels historically. We provide a reconciliation of Free Cash Flow to GAAP Net Cash provided by (used in) operations. Although we believe that free cash flow may provide additional information with respect to our ability to repay debt, make future investments, pay dividends and buy back common stock, our functional or legal requirements may require us to utilize available funds for other purposes.

ADJUSTED OPERATING INCOME

This measure consists of GAAP Operating Income for the period, adjusted for the items detailed in the related reconciliation. Our management uses this measure to analyze the results of the Company (or, as applicable, the results of one of the Company’s business units) and to make operational and investment decisions, as we believe it provides consistency and comparability in our financial reporting. We provide it in order to enable investors to more thoroughly evaluate our current performance as compared to past performance because items such as stock compensation expense and intangible amortization from merger and acquisition activity will change periodically (e.g. completion of an intangible asset’s useful life, completion of a stock option’s vesting cycle or forfeiture of a stock option), and therefore can be episodic in nature and can obscure our core operating results and skew projections. Consequently, we believe adjusted operating income accurately represents our core operating results and provides a better baseline for modeling future operating earnings expectations. Adjusted operating income does not provide a complete position of our results of operations, as the historical items listed in the related reconciliation are included in operating income presented under GAAP. Therefore a review of operating income on both a non-GAAP basis and GAAP basis should be performed to get a complete view of our results on both a historical basis and on a basis of what we believe to be a better representation of our business in the future. We provide a reconciliation of Adjusted Operating Income to GAAP Operating Income.

FORWARD-LOOKING SEGMENT MEASURES

Certain forward-looking segment information, such as future business unit operating margins, is developed from the sum of ranges of estimated numbers that are based on potential industry and business unit scenarios. The actual outcomes within each range may be highly variable, are subject to risks and uncertainties of the scenarios on which the range is based, and may differ materially from management’s estimates. As a result, detailed reconciliations to GAAP would require unreasonable efforts by management.

Sabre Holdings Corporation
Non-GAAP Financials Reconciliations*
($ in millions, except per share data)

Travelocity Europe Operating Income Reconciliation

	2006 Guidance	2005 Actual
GAAP Operating Income	$ ~(55)	$(54)

Add: amortization of intangibles	49	22
Add: stock compensation	1	—

Adjusted Operating Income	$ ~(6)	$(32)

Travelocity Europe Adjusted EBITDA Reconciliation

	2006 Guidance	2005 Actual
GAAP Operating Income	$ ~(55)	$(54)

Add: depreciation & amortization	65	28
Add: stock compensation	1	—

Adjusted EBITDA	$ ~10	$(27)

TSG 2006 Guidance

Net Earnings Reconciliation	FY 2006 Guidance
	Low	High
GAAP Net Earnings	$147	$156

Adjustments, net of taxes:
Add: amortization of intangibles and stock compensation	68	68
Add: Travelocity loss on sale of assets	9	9
Less: forfeiture on adoption of FAS 123R	(1)	(1)

Adjusted Net Earnings	$223	$232

GAAP EPS	$1.12	$1.19
Adjusted EPS	$1.70	$1.77

Diluted share count	131.3	million

Adjusted EBITDA Reconciliation	FY 2006 Guidance
	Low	High
GAAP Net Earnings	$147	$156

Add: taxes	66	71
Add: interest expense	77	77
Less: interest income	(15)	(15)
Add: other, net	9	9
Less: minority interest	(2)	(2)
Add: depreciation & amortization	179	179
Add: stock compensation	39	39

Adjusted EBITDA	$500	$513

Free Cash Flow Reconciliation	FY 2006 Guidance
	Low	High
Cash Provided by Operating Activities	$425	$450

Less: capital expenditues	$(125)	$(115)

Free Cash Flow	$300	$335

*Beginning in 2006, definitions of certain non-GAAP financial measures including Adjusted Operating Income, Adjusted Net Earnings and Adjusted EBITDA have been revised to adjust for all stock compensation expenses recognized in accordance with FAS 123R. As a result, 2006 non-GAAP financial measures may not be directly comparable to similarly titled financial measures for prior years. Definitions of 2006 and 2005 non-GAAP financial measures are available at http://www.sabreholdings.com/investor

EXHIBIT INDEX

Exhibit	Description
99.1	Excerpt from Script of Webcast held on October 12, 2006 containing preliminary expectations for the third quarter ended September 30, 2006.

99.2	Script of Webcast held on October 12, 2006.